Exhibit 99.2

Q2 2016 Earnings April 20, 2016

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the conditions precedent to our proposed tax litigation settlement with the IRS relating to our intercompany debt dispute are not met and the intercompany debt dispute is not settled; the risk that Creganna Medical's operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Creganna Medical acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2015 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Adjusted EPS above the midpoint of guidance in a challenging macro environment Continued slow recovery in Industrial markets; China excluding Auto remains sluggish Reiterating full year guidance of $12.3B in sales and adjusted EPS of $4.00 Returned $1.2B to shareholders; generated $165M in free cash flow Continued execution of our Harsh strategy Completed Creganna acquisition and announced tuck-in acquisition in Sensors Completed sale of Circuit Protection business SubCom business momentum continues New program Hawaiki in force, adds $200M of lifetime revenue Total value of programs in force ~$1B Adjusted EPS and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Earnings Highlights 3

FY15 FY16 FY16 Q2 Q1 Q2 Transportation 1,653 1,583 1,550 Industrial 828 728 764 Communications Ex SubCom 513 408 425 Total TE Ex SubCom 2,994 2,719 2,739 Total TE Ex SubCom @ Constant Currency 2,952 2,758 2,786 Book to Bill Ex SubCom 1.03 1.04 1.00 Segment Orders Summary ($ in millions) 4 Transportation orders remain solid Auto demand steady, Q2 impacted by a customer backlog correction Industrial continues to recover with Q/Q growth in OEM and distribution orders Communications orders grew 4% Q/Q China orders recovering, driven by Auto; other markets remain sluggish SubCom – new Hawaiki program now in force

Y/Y Growth Rates Actual Organic Automotive $1,215 0% 4% Commercial Transportation $208 (1)% 1% Sensors $185 (2)% 2% Transportation Solutions $1,608 (0)% 3% $ in Millions Sales Automotive organic sales growth driven by strength in China and EMEA Commercial Transportation organic growth driven by China and EMEA heavy truck markets, offset by weakness in North America Sensors 2% organic growth impacted by weakness in Industrial markets Y/Y adjusted operating margin decline driven by currency impacts and investment for growth Business Performance Actual Flat Organic Up 3% Actual Organic Orders $1,550 (6)% (2)% Adjusted Operating Margin Operating margins up sequentially and in line with expectations Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5 20.7% 19.0% Q2 2015 Q2 2016 $1,610 $1,608 Q2 2015 Q2 2016

Y/Y Growth Rates Actual Organic Industrial Equipment $308 (5)% (8)% Aerospace & Defense 242 (2)% (2)% Oil and Gas 31 (44)% (42)% Energy 157 (8)% (2)% Industrial Solutions $738 (7)% (7)% $ in Millions Sales EMEA stable, with weakness driven by NA supply chain corrections and China slowdown Aerospace & Defense declines driven by Defense-related distribution softness; Aerospace up Y/Y O&G market remains weak with impact to adjacent industries Adjusted Operating Margin down Y/Y driven primarily by declines in Oil & Gas Business Performance Actual Down 7% Organic Down 7% Adjusted Operating Margin Operating margin up sequentially and expected to improve in 2H Industrial Solutions 6 Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Actual Organic Orders $764 (8)% (9)% 14.1% 11.4% Q2 2015 Q2 2016 $797 $738 Q2 2015 Q2 2016

Y/Y Growth Rates Actual Organic SubCom $200 18% 18% Appliances $147 (8)% (6)% Data & Devices $259 (25)% (24)% Communications Solutions $606 (10)% (8)% $ in Millions Sales SubCom growth driven by execution of multiple programs in force Appliances impacted by inventory corrections in the NA Distribution channel and lower Asia production Data & Devices in line with guidance expectations. Y/Y decline due to distribution inventory corrections and product exits Adjusted Operating Margin as expected Business Performance Actual Down 10% Organic Down 8% Actual Organic Orders ex SubCom $425 (17)% (15)% Adjusted Operating Margin Operating margins in line with expectations, with improvements expected 2H 7 Communications Solutions Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 9.0% 8.4% Q2 2015 Q2 2016 $675 $606 Q2 2015 Q2 2016

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions, except per share amounts) Q2 FY15 Q2 FY16 Net Sales $ 3,082 $ 2,952 Operating Income $ 448 $ 535 Acquisition Related Charges 22 4 Restructuring & Other Charges (Credits), net 36 (99) Adjusted Operating Income $ 506 $ 440 Operating Margin 14.5% 18.1% Adjusted Operating Margin 16.4% 14.9% GAAP Earnings Per Share $ 0.77 $ 1.06 Acquisition Related Charges 0.04 0.01 Restructuring & Other Charges (Credits), net 0.06 (0.17) Tax Items 0.04 0.01 Adjusted EPS $ 0.91 $ 0.90 Q2 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; See Appendix for description and reconciliation. Operating Metrics in Line with Expectations 9 Adjusted EBITDA Margin Expect improvement across metrics in second half 21.1% 19.7% Q2 2015 Q2 2016 34.3% 32.6% Q2 2015 Q2 2016 $217 $165 Q2 2015 Q2 2016 16.4% 14.9% Q2 2015 Q2 2016

Q3 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Low Single Digits Up Low Single Digits Organic	• Auto remains strong; slight recovery in Commercial Transportation • Industrial Solutions growth driven by Creganna acquisition and Commercial Aerospace • Communications impacted by the sale of the Circuit Protection business and product exits in Data & Devices • SubCom Y/Y growth continues with execution on programs in force
Industrial Solutions	Up Mid Single Digits Flat Y/Y Organic	
Communications Solutions	Down Low Double Digits Down Mid Single Digits Organic	
TE Connectivity	Sales $3.0B to $3.2B Adjusted EPS $1.00 to $1.06	• Sales up 1% actual and flat organic Y/Y at midpoint • Sales impacted by $23M FX headwind Y/Y • Adjusted EPS up 14% at midpoint, includes ~$.01 FX headwind

Adjusted EPS Growth of 14% Y/Y in Q3; 16% in Constant Currency

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

10

FY16 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Low Single Digits Up Mid Single Digits Organic	• Transportation remains strong with mid single digit Automotive organic growth expected on 2% to 2.5% global auto production growth
Industrial Solutions	Up Low Single Digits Down Low Single Digits Organic	• Industrial growth expected in the second half vs the first half across all businesses; organic down slightly for the year due to market weakness
Communications Solutions	Down High Single Digits Down Low Single Digits Organic	• Expect growth in Communications in the second half vs the first half; full year impacted by sale of Circuit Protection and product exits • SubCom sales expected to be up ~20% Y/Y
TE Connectivity	Sales of \$12.1B - \$12.5B Adjusted EPS of \$3.90 - \$4.10	• Sales up 1% and 3% organic at midpoint • FX impacting sales by ~\$284M Y/Y • Adjusted EPS up 11% at midpoint, with ~\$0.10 FX headwind • Includes a 53rd week, which will occur in the 4th quarter

Sales Up 3% Organically, with 14% Adjusted EPS Growth Y/Y in Constant Currency

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation.

11

TE connectivity

Additional Information 12

Sales (in millions) Adjusted EPS Q2 2015 Results $3,082 $0.91 FX Impact (74) (0.02) Operational Performance (56) 0.01 Q2 2016 Results $2,952 $0.90 Y/Y Q2 2016 13 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation.

Y/Y Q3 2016 14 Sales (in millions) Adjusted EPS Q3 2015 Results $3,118 $0.90 FX Impact (23) (0.01) Operational Performance 5 0.14 Q3 2016 Guidance $3,100 $1.03 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Guidance Range Sales $3.0B - $3.2B Adjusted EPS $1.00 - $1.06

Y/Y 2016 15 Sales (in millions) Adjusted EPS 2015 Results $12,233 $3.60 FX Impact (284) (0.10) Operational Performance 351 0.50 2016 Guidance* $12,300 $4.00 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * 53 Week Year Guidance Range Sales $12.1B - $12.5B Adjusted EPS $3.90 - $4.10

Liquidity Summary ($ in Millions) Q2 2015 Q2 2016 Beginning Cash Balance $868 $2,223 Free Cash Flow 217 165 Dividends (118) (118) Share repurchases (130) (1,274) Acquisitions, net of cash acquired (218) (6) Divestiture, net of cash retained Repayment of long-term debt - (250) 261 (500) Proceeds from issuance of debt and CP, net 255 500 Proceeds from exercise of share options 72 27 Pre-separation and BNS related tax payments, net Other (22) 23 (141) 13 Ending Cash Balance $697 $1,150 Total Debt $4,126 $3,884 ($ in Millions) Q2 2015 Q2 2016 Cash from Continuing Operations $350 $155 Capital expenditures, net Pre-separation and BNS related tax payments, net (155) 22 (131) 141 Free Cash Flow $217 $165 A/R - $ $2,094 $2,095 Days Sales Outstanding* 61 65 Inventory (Excl. CIP) - $ $1,650 $1,562 Days on Hand* 73 72 Accounts Payable - $ $1,233 $1,116 Days Outstanding* 55 51 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions. Free Cash Flow and Working Capital Liquidity, Cash & Debt Q2 Balance Sheet & Cash Flow Summary 16

Appendix 17

Non-GAAP Measures “Organic Sales Growth,” “Sales in Constant Currency,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Income in Constant Currency,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Adjusted Earnings Per Share in Constant Currency,” “Adjusted EBITDA,” “Adjusted EBITDA Margin,” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures: Organic Sales Growth – is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. Sales in Constant Currency – represents net sales (the most comparable GAAP measure) excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our sales. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage (the most comparable GAAP measures) before special items including acquisition related charges, if any. We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. Adjusted Operating Income – represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Income in Constant Currency – represents Adjusted Operating Income excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our operating income. Adjusted Operating Margin – represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. Adjusted Other Income, Net – represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. 18

Adjusted Income Tax Expense – represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Effective Tax Rate – represents effective income tax rate (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides insight into our underlying operating results, trends, and the comparability of these results between periods, since it excludes the impact of special items, which may recur, but tend to be irregular as to timing. It also is a significant component in our incentive compensation plans. Adjusted Earnings Per Share in Constant Currency – represents Adjusted Earnings Per Share excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our earnings per share. Adjusted EBITDA and Adjusted EBITDA Margin -represent net income and net income as a percentage of net sales (the most comparable GAAP measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted EBITDA and Adjusted EBITDA Margin to give investors a perspective in assessing our operating performance, trends, and the comparability of our results between periods. Free Cash Flow (FCF) –is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, are also considered by management in evaluating Free Cash Flow. Free Cash Flow subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow Non-GAAP Measures (cont.) 19

20 Segment Summary for the Quarter Ended March 25, 2016 Operating Adjusted Operating Y/Y Actual Y/Y Organic Margin for the Margin for the March 27, March 25, Sales Sales Quarter Ended Quarter Ended Segment 2015 2016 Growth Growth (1) March 25, 2016 March 25, 2016 (1) Transportation Solutions 1,610 $ 1,608 $ (0.1) % 3.2% 18.0% 19.0 % Industrial Solutions 797 738 (7.4) (7.4) 8.5 11.4 Communications Solutions 675 606 (10.2) (8.3) 30.2 8.4 Total 3,082 $ 2,952 $ (4.2) % (2.0) % 18.1% 14.9% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. For the Quarters Ended Net Sales ($ in millions)

Reconciliation of Net Sales Growth– Q2 16 vs. Q2 15

	Change in Net Sales for the Quarter Ended March 25, 2016 versus Net Sales for the Quarter Ended March 27, 2015						Percentage of Segment's Total Net Sales for the Quarter Ended March 25, 2016
	Organic [1]		Translation [2]	Acquisitions (Divestiture)	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 47	3.9 %	$ (43)	$ -	$ 4	0.3 %	76 %
Commercial Transportation	1	0.7	(4)	-	(3)	(1.4)	13
Sensors	4	1.9	(7)	-	(3)	(1.6)	11
Total	52	3.2	(54)	-	(2)	(0.1)	100 %
Industrial Solutions [3]:							
Aerospace, Defense, Oil, and Gas:							
Aerospace and Defense	(6)	(2.4)	(2)	2	(6)	(2.4)	33
Oil and Gas	(23)	(42.4)	(1)	-	(24)	(43.6)	4
Aerospace, Defense, Oil, and Gas total	(29)	(9.6)	(3)	2	(30)	(9.9)	37
Industrial Equipment	(26)	(7.9)	(4)	14	(16)	(4.9)	42
Energy	(4)	(2.4)	(9)	-	(13)	(7.6)	21
Total	(59)	(7.4)	(16)	16	(59)	(7.4)	100 %
Communications Solutions [3]:							
Data and Devices	(72)	(24.2)	(3)	(12)	(87)	(25.1)	43
Subsea Communications	30	17.6	-	-	30	17.6	33
Appliances	(10)	(6.4)	(2)	-	(12)	(7.5)	24
Total	(52)	(8.3)	(5)	(12)	(69)	(10.2)	100 %
Total	$ (59)	(2.0) %	$ (75)	$ 4	$ (130)	(4.2) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2016 22 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1) (Credits), Net (1)(2) Items (Non-GAAP) (3) Operating Income: Transportation Solutions 289 $ 1 $ 15 $ - $ 305 $ Industrial Solutions 63 3 18 - 84 Communications Solutions 183 - (132) - 51 Total 535 $ 4 $ (99) $ - $ 440 $ Operating Margin 18.1% 14.9% Other Income, Net 12 $ - $ - $ - $ 12 $ Income Tax Expense (130) $ (1) $ 35 $ 3 $ (93) $ Effective Tax Rate 25.0% 21.9% Income from Continuing Operations 389 $ 3 $ (64) $ 3 $ 331 $ Diluted Earnings per Share from Continuing Operations 1.06 $ 0.01 $ (0.17) $ 0.01 $ 0.90 $ (3) See description of non-GAAP measures contained in this Appendix. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes the gain on the divestiture of our Circuit Protection Devices business. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2015 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 323 $ 10 $ - $ - $ 333 $ Industrial Solutions 84 12 16 - 112 Communications Solutions 41 - 20 - 61 Total 448 $ 22 $ 36 $ - $ 506 $ Operating Margin 14.5% 16.4% Other Income (Expense), Net (5) $ - $ - $ 11 $ 6 $ Income Tax Expense (94) $ (4) $ (10) $ 5 $ (103) $ Effective Tax Rate 22.9% 21.5% Income from Continuing Operations 316 $ 18 $ 26 $ 16 $ 376 $ Diluted Earnings per Share from Continuing Operations 0.77 $ 0.04 $ 0.06 $ 0.04 $ 0.91 $ (1) Includes $6 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, $14 million of acquisition and integration costs, and $2 million of restructuring costs. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes an income tax charge for the estimated tax impacts of certain intercompany dividends related to the restructuring and anticipated sale of the Broadband Network Solutions business. Also includes an income tax benefit associated with the settlement of audits of prior year income tax returns and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (4) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 26, 2015 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (Non-GAAP) (3) Operating Income: Transportation Solutions 303 $ 5 $ 9 $ - $ 317 $ Industrial Solutions 98 5 6 - 109 Communications Solutions 68 - 3 - 71 Total 469 $ 10 $ 18 $ - $ 497 $ Operating Margin 15.0% 15.9% Other Income, Net 11 $ - $ - $ (5) $ 6 $ Income Tax Expense (100) $ (5) $ (1) $ 2 $ (104) $ Effective Tax Rate 22.2% 21.9% Income from Continuing Operations 351 $ 5 $ 17 $ (3) $ 370 $ Diluted Earnings per Share from Continuing Operations 0.85 $ 0.01 $ 0.04 $ (0.01) $ 0.90 $ (1) Includes $8 million of acquisition and integration costs, $1 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $1 million of restructuring costs. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2015

	U.S. GAAP	Adjustments: Acquisition Related Charges [1][2]	Adjustments: Restructuring and Other Charges, Net [2]	Adjustments: Tax Items [3]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 1,193	$ 61	$ 39	$ -	$ 1,293
Industrial Solutions	352	33	44	-	429
Communications Solutions	204	-	66	-	270
Total	$ 1,749	$ 94	$ 149	$ -	$ 1,992
Operating Margin	14.3%				16.3%
Other Income (Expense), Net	$ (55)	$ -	$ -	$ 84	$ 29
Income Tax Expense	$ (337)	$ (22)	$ (29)	$ (36)	$ (424)
Effective Tax Rate	21.4%				22.3%
Income from Continuing Operations	$ 1,238	$ 72	$ 120	$ 48	$ 1,478
Diluted Earnings per Share from Continuing Operations	$ 3.01	$ 0.18	$ 0.29	$ 0.12	$ 3.60

[1] Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs.

[2] The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

[3] Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business.

[4] See description of non-GAAP measures contained in this Appendix.

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Reconciliation of Gross Margin & Gross Margin Percentage 26 March 27, March 25, 2015 2016 Net Sales 3,082 $ 2,952 $ Cost of Sales 2,031 1,990 Gross Margin 1,051 962 Gross Margin Percentage 34.1% 32.6% Acquisition Related Charges 6 1 Adjusted Gross Margin (1) 1,057 $ 963 $ Adjusted Gross Margin Percentage (1) 34.3% 32.6% (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended ($ in millions)

Reconciliation of Free Cash Flow 27 March 27, March 25, March 27, March 25, 2015 2016 2015 2016 Net cash provided by continuing operating activities 350 $ 155 $ 555 $ 522 $ Capital expenditures, net (155) (131) (285) (269) Payments related to pre-separation U.S. tax matters, net 22 139 26 140 Payments related to income taxes on the sale of the Broadband Network Solutions business - 2 - 9 Free cash flow (1) 217 $ 165 $ 296 $ 402 $ (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended For the Six Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin 28 March 27, March 25, 2015 2016 Net Income 599 $ 380 $ (Income) loss from discontinued operations (283) 9 Income tax expense (benefit) 94 130 Other (income) expense, net 5 (12) Interest expense 37 32 Interest income (4) (4) Operating Income 448 $ 535 $ Acquisition related charges 22 4 Restructuring and other charges (credits), net 36 (99) Adjusted Operating Income (1) 506 $ 440 $ Depreciation and amortization (2) 143 143 Adjusted EBITDA (1) 649 $ 583 $ Net Sales 3,082 $ 2,952 $ Net income as a percentage of net sales 19.4% 12.9% Adjusted EBITDA margin (1) 21.1% 19.7% (2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $4 million and $1 million for the quarters ended March 27, 2015 and March 25, 2016, respectively, and $14 million and $2 million for the six months ended March 27, 2015 and March 25, 2016, respectively, as these charges are included in the acquisition related charges line. (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended ($ in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q3 2016 and Fiscal 2016 29 Outlook for Quarter Ending June 24, Outlook for 2016 Fiscal 2016 Diluted earnings per share from continuing operations (GAAP) $0.90 - $0.96 $3.92 - $4.12 Restructuring and other charges (credits), net 0.07 (0.01) Acquisition related charges 0.03 0.06 Tax items - (0.07) Adjusted diluted earnings per share from continuing operations (non-GAAP) (1) $1.00 - $1.06 $3.90 - $4.10 Net sales growth (GAAP) (3) - 4% (1) - 2% Translation 1 2 (Acquisitions) divestitures (1) - Organic net sales growth (non-GAAP) (1) (3) - 4% 1 - 4% (1) See description of non-GAAP measures contained in this Appendix.

Impact of Changes in Foreign Currency Exchange Rates for Q2 2016, Q3 2016 and Fiscal 2016 30 Adjusted Operating Net Sales Income (1) Adjusted EPS (1) Quarter ended March 27, 2015 3,082 $ 506 $ 0.91 $ Impact of changes in foreign currency exchange rates (74) (2) (11) (0.02) Operational performance (56) (55) 0.01 Quarter ended March 25, 2016 2,952 $ 440 $ 0.90 $ Net Sales Adjusted EPS (1) Quarter ended June 26, 2015 3,118 $ 0.90 $ Impact of changes in foreign currency exchange rates (23) (0.01) Operational performance 5 0.14 Outlook for the quarter ending June 24, 2016 (3) 3,100 $ 1.03 $ Net Sales Adjusted EPS (1) Year ended September 25, 2015 12,233 $ 3.60 $ Impact of changes in foreign currency exchange rates (284) (0.10) Operational performance 351 0.50 Outlook for the year ending September 30, 2016 (3) 12,300 $ 4.00 $ (in millions, except per share data) (1) See description of non-GAAP measures contained in this Appendix. (2) Includes $1 million impact of changes in foreign currency exchange rates on sales from acquisitions. (3) Outlook is as of April 20, 2016. (in millions, except per share data) (in millions, except per share data)